UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2012 real estate associates limted II

(Exact name of registrant as specified in its charter)

California	0-09782	95-3547609
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

80 International Drive

Greenville, South Carolina 29615

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Real Estate Associates Limited II, a California limited partnership (the “Registrant”), owns a 99% limited partnership interest in Alabama Properties, Ltd., II, an Alabama limited partnership (“Alabama Properties”). On December 4, 2012, Alabama Properties sold its investment property to Paladin, Inc., an Alabama non-profit corporation, for a gross sales price of $58,500 and release of the investment property’s mortgage debt. The Registrant received no proceeds from the sale of the investment property owned by Alabama Properties. The Registrant had no investment balance remaining in Alabama Properties as of September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED II

(a California limited partnership)

By:   National Partnership Investments, LLC

General Partner

By:   /s/Brian Flaherty

Brian Flaherty

Senior Managing Director

Date: March 14, 2013